EXHIBIT 10.1

June 1, 2010

Dixie Foods International, Inc.

Re: Contribution to Capital

Gentlemen:

The undersigned hereby assigns to the Dixie Foods International, Inc. (the "Corporation") all of the right, title and interest of the undersigned in the yellow barbeque sauce recipe disclosed to the Corporation by the undersigned. The undersigned represents that no other party but the undersigned has any right, title or interest in the recipe being contributed herein. The undersigned acknowledges that upon your acceptance of this contribution the undersigned shall no further rights or interest in the recipe and shall not disclose it to any other party.

Please confirm your willingness to accept this Contribution to Capital by signing the enclosed copy of this letter where indicated below and returning for my records.

                                       Yours very truly,


                                       /s/ Michael H. Jordan


THE ABOVE IS CONFIRMED:

DIXIE FOODS INTERNATIONAL, INC.

By: /s/ Robert E. Jordan
    President